Supplement Dated Feb. 27, 2004*
                      to the Prospectus Dated May 31, 2003
         of AXP Short Duration U.S. Government Fund S-6042 -99 X (7/03)



The table under the "Sales Charges" section has been modified to read as follows:

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                        Sales charge as percentage of:
Total market value               Public offering price*      Net amount invested
Up to $49,999                               4.75%                    4.99%
$50,000-$99,999                             4.25                     4.44
$100,000-$249,999                           3.50                     3.63
$250,000-$499,999                           2.50                     2.56
$500,000-$999,999                           2.00                     2.04
$1,000,000 or more                          0.00                     0.00

* Offering price includes the sales charge.






S-6042-21 A (2/04)

* Valid until July 30, 2004